UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8985

Citigroup Investments Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

C/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

SEPTEMBER 30, 2005

Citigroup Investments

Corporate Loan Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Citigroup Investments Corporate Loan Fund Inc.

Annual Report  •  September 30, 2005

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the economy proved to be surprisingly resilient during the fiscal year. Fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.75% and the yield on the 10-year Treasury was 4.21%. When the reporting period ended, the federal funds rate rose to 3.75%. Due to a spike in September, the 10-year yield finished the period at 4.29%, slightly higher than when the period began, but still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         1

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund. Citigroup Alternative Investments LLC (“CAI”), the new sub-investment adviser, will remain an indirect subsidiary of Citigroup and will continue to serve as the sub-investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly effect your Fund, the Fund has been informed that the Adviser and its

2         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 1, 2005

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         3

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The corporate credit environment remained strong during the Fund’s fiscal year. This is evidenced by the fact that the loan market default rate remained near to its cyclical lows. According to Standard and Poor’s Leveraged Commentary and Data Group (“LCD”), the twelve-month trailing default rate by number of issuers was 1.34% in September 2005, up only marginally from the historical lows of slightly less than 1% established in mid-2004. LCD is forecasting that default rates will decline to 1.09% by the end of September 2006.

After widening in May, corporate credit spreads in the loan market contracted back toward historically low levels. For the month of September 2005, LCD reported that weighted average, new issue BB/BB- institutional loan spreads were up marginally from the cyclical low for the month of April 2005. Similarly, B+/B weighted average, new issue spreads rose in September versus the cyclical low in March 2005. Secondary market prices pressed higher after the short correction and at the end of the reporting period were near their cyclically high levels experienced in the first quarter of 2005. Credit structures remain under pressure as evidenced by the fact that the credit rating profile of the entire market continued to deteriorate as more aggressive deals came to market. At the same time, technical conditions remain very strong as capital continued to flow into the loan market at a record pace.

We believe the credit environment will remain favorable for the foreseeable future as it continues to be supported by growth in the U.S. economy and high levels of liquidity. In our opinion, it is probable that credit spreads are near their lows, secondary market prices are near their highs, default rates will remain low by historical norms, and new issue deal structures will remain under pressure.

Performance Review

For the twelve months ended September 30, 2005, the Citigroup Investments Corporate Loan Fund Inc. returned –5.80%, based on its New York Stock Exchange (“NYSE”) market price and 5.46% based on its net asset value (“NAV”)iv per share. In comparison, the Lipper Loan Participation Closed-End Funds Category Averagev increased 5.90% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.6990 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of September 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

4         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Fund Performance as of September 30, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return
$14.32 (NAV)	5.57%	5.46%

$13.05 (Market Price)	6.13%	-5.80%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of September 30, 2005 and are subject to change.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the fiscal year ended September 30, 2005, the Fund benefited from continuing growth in the U.S. economy, favorable monetary policy, buoyant capital markets and a benign credit environment. With high levels of liquidity throughout the capital markets and historically low levels of credit risk, risk premiums continued to contract over the course of the year and investors assumed increasing levels of risk in their investment decisions.

What were the leading detractors from performance?

A. With the exception of a two-month period beginning late in the first quarter of 2005, the loan market generally maintained an upward trend during the course of the Fund’s fiscal year. In late March 2005, the loan and high yield markets began to soften in response to automotive sector issues (Ford Motor Company and General Motors Corp.’s credit downgrades), concerns about slowing economic growth, and reported trading losses and potential redemptions at hedge funds. While the high yield market suffered with substantial volatility and a back-up in liquidity, the loan market experienced only moderate softening while continuing to maintain liquidity. The market bottomed out in mid-May and since that time, investor confidence has returned and the loan market is again on solid footing.

Q. Were there any significant changes made to the Fund during the reporting period?

A. There were no material changes made to the Fund during the fiscal year. Our strategy in this environment continued to feature a high level of discipline in selecting new loans to add to the portfolio. This was done in an effort to avoid those loans being created in the current aggressive atmosphere that could turn into credit problems in the future. On a daily basis, we also continue to closely monitor investments currently in the portfolio as we seek to identify weakness and plan appropriate courses of action to mitigate risk.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         5

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol XTLIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Thank you for your investment in the Citigroup Investments Corporate Loan Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Glenn N. Marchak

Vice President and Investment Officer

November 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed income securities which are subject to Credit Risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 45 funds in the Fund’s Lipper category, and excluding sales charges.

6         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 40. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-800-331-1710.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         7

Schedule of Investments (September 30, 2005)

Face Amount	Security(a)(b)	Value

COLLATERALIZED SENIOR LOANS — 83.0%
Aerospace/Defense — 1.9%
$685,342	Anteon Corp., Term Loan, 5.591% due 10/31/05	$694,766
1,377,998	CACI International Inc., Term Loan, 5.040% to 5.430% due 3/9/06	1,393,214
1,496,250	ILC Industries Inc., 1st Lien Term Loan, 6.520% due 12/30/05	1,521,032
563,704	Standard Aero Holdings Inc., Term Loan, 6.080% to 6.220% due 12/28/05	570,750
191,241	TransDigm Holding Corp., Term Loan, 5.800% due 10/11/05	194,349

	Total Aerospace/Defense	4,374,111

Automotive — 0.6%
636,666	Keystone Automotive Industries, Inc., Term Loan B, 5.623% to 6.026% due 2/17/06	642,237
498,750	Tire Rack Inc., Term Loan B, 5.900% to 6.270% due 12/30/05	507,478
321,482	United Components Inc., Term Loan C, 6.260% due 11/10/05	327,510

	Total Automotive	1,477,225

Beverage and Tobacco — 1.1%
893,587	Commonwealth Brands Inc., Term Loan, 6.875% due 10/31/05	910,342
1,565,556	Constellation Brands Inc., Term Loan B, 5.688% to 6.000% due 3/1/06	1,589,529

	Total Beverage and Tobacco	2,499,871

Broadcast Radio and Television — 2.3%
1,200,574	Canwest Media Inc., Term Loan E, 6.018% due 10/13/05	1,206,576
333,333	F & W Publications Inc., 1st Lien Term Loan, 6.030% due 11/9/05	338,854
1,299,457	Sun Media Corp., Term Loan B, 5.680% due 10/31/05	1,316,512
2,416,272	Susquehanna Media Co., Term Loan B, 5.750% to 5.850% due 10/31/05	2,434,394

	Total Broadcast Radio and Television	5,296,336

Building and Development — 4.4%
1,654,635	Contech Construction Products Inc., Term Loan B, 5.860% to 8.000% due 12/30/05	1,683,075
438,842	Custom Building Products Inc., Term Loan B, 6.091 to 6.270% due 12/30/05	442,682
2,980,772	General Growth Properties Inc., Term Loan B, 5.850% due 10/31/05	3,021,511
1,419,724	Landsource Communities Development LLC, Term Loan B, 6.250% due 10/12/05	1,432,591
	Masonite International Corp.:
553,992	CAD Term Loan, 5.660% to 6.020% due 12/30/05	556,352
554,936	Term Loan, 5.660% to 6.020% due 12/30/05	557,300
	Pike Electric Inc.:
362,647	Term Loan B, 6.000% due 10/7/05	367,180
412,662	Term Loan C, 6.063% due 10/14/05	417,820
1,500,000	South Edge LLC, Term Loan C, 5.563% due 12/2/05	1,515,000

	Total Building and Development	9,993,511

Business Equipment and Services — 2.6%
467,500	Alliance Laundry Holdings LLC, Term Loan B, 5.970% due 10/6/05	475,097
957,421	Buhrmann U.S. Inc., Term Loan C1, 6.210% to 6.386% due 12/19/05	975,971
444,269	Coinstar Inc., Term Loan, 5.550% due 10/7/05	452,552
1,328,270	Global Cash Access LLC, Term Loan, 6.091% due 10/31/05	1,349,440
554,167	MAXIM Crane Works, Term Loan, 6.478% to 8.500% due 12/30/05	563,172

See Notes to Financial Statements.

8         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

Business Equipment and Services — 2.6% (continued)
$500,699	N.E.W. Holdings I, LLC, 1st Lien Term Loan, 6.875% to 7.125% due 1/13/06	$508,522
1,000,000	Ozburn-Hessey Holding Co., LLC, Term Loan B, 6.341% due 10/31/05	1,016,563
687,229	Verifone Inc., Term Loan B, 5.680% due 10/31/05	693,028

	Total Business Equipment and Services	6,034,345

Cable and Satellite Television — 3.6%
1,651,307	Bragg Communications Inc., New Term Loan B, 5.860% due 11/30/05	1,651,307
2,500,000	Century Cable Holdings LLC, Discretionary Term Loan, 8.750% due 12/1/05	2,485,625
3,930,000	Insight Midwest Holdings, LLC, Term Loan C, 6.063% due 12/30/05	3,993,862

	Total Cable and Satellite Television	8,130,794

Chemical and Plastics — 3.8%
767,308	Berry Plastics Corp., Term Loan, 6.105% due 12/6/05	778,913
2,754,645	Celanese AG, Term Loan B, 6.313% due 12/30/05	2,801,130
1,245,689	Hercules Inc., Term Loan B, 5.310% to 5.770% due 12/30/05	1,260,326
2,736,250	Rockwood Specialties Group Inc., Term Loan D, 5.930% due 10/27/05	2,783,281
1,053,106	Unifrax Corp., New Term Loan, 6.125% due 10/31/05	1,070,219
31,000	Westlake Chemical Corp., Term Loan B, 6.091% to 8.000% due 12/30/05	31,310

	Total Chemical and Plastics	8,725,179

Clothing/Textiles — 1.3%
1,175,294	Knoll Inc., Term Loan, 6.730% to 8.500% due 12/30/05	1,182,640
	National Bedding Co.:
500,000	1st Lien Term Loan, 5.770% to 7.750% due 3/16/06	506,250
500,000	2nd Lien Term Loan, 8.813% to 8.938% due 12/19/05	505,000
680,453	William Carter Co., Term Loan B, 5.650% to 5.811% due 2/28/06	691,510

	Total Clothing/Textiles	2,885,400

Conglomerates — 1.0%
	Gentek Inc.:
1,009,932	1st Lien Term Loan, 6.370% to 6.760% due 12/15/05	1,018,895
333,334	2nd Lien Term Loan, 9.349% due 10/17/05	330,334
854,969	TriMas Corp., Term Loan B, 6.900% due 10/11/05	864,944

	Total Conglomerates	2,214,173

Containers and Glass Products — 1.6%
3,650,194	Graphic Packaging Corp., Term Loan C, 5.910% to 6.420% due 1/3/06	3,709,966

Drugs — 1.3%
2,571,892	Leiner Health Products Group Inc., Term Loan B, 7.530% to 7.700% due 3/31/06	2,570,284
307,368	NBTY Inc., Term Loan C, 5.875% due 11/22/05	310,249

	Total Drugs	2,880,533

Ecological Services and Equipment — 0.9%
1,997,443	IESI Corp., Term Loan, 5.620% to 5.820% due 11/21/05	2,028,653

Electronics/Electric — 0.3%
	Bridge Information Systems Inc.:
501,447	Multi-Draw Term Loan, 9.500% due 6/30/06 (c)	7,522
929,979	Term Loan B, 9.750% due 6/30/06 (c)	13,950
542,679	Fairchild Semiconductor Corp., Term Loan B3, 5.438% to 5.813% due 12/30/05	548,784

	Total Electronics/Electric	570,256

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         9

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

Equipment Leasing — 0.1%
$323,613	Kinetic Concepts Inc., Term Loan B2, 5.780% due 12/30/05	$328,063

Food Products — 2.4%
1,890,868	American Seafoods Group LLC, Term Loan B, 8.750% due 12/30/05	1,899,141
224,201	Del Monte Corp., Term Loan, 5.180% due 10/28/05	227,564
661,731	Keystone Foods Holdings LLC, New Term Loan, 5.625% to 5.813% due 12/30/05	670,416
1,825,503	Michael Foods Inc., Term Loan B, 5.090% to 6.069% due 11/21/05	1,857,449
897,092	Reddy Ice Group Inc., Term Loan, 5.478% due 10/12/05	906,624

	Total Food Products	5,561,194

Food Service — 0.5%
833,048	Dr. Pepper Bottling Co. of Texas Inc., Term Loan B, 5.339% to 5.863% due 11/21/05	847,002
342,736	Jack In The Box Inc., Term Loan B, 5.170% to 5.810% due 12/1/05	346,377

	Total Food Service	1,193,379

Food/Drug Retailers — 1.8%
1,119,851	General Nutrition Centers Inc., Term Loan B, 6.510% to 6.850% due 11/25/05	1,136,182
2,923,475	Jean Coutu Group Inc., Term Loan B, 5.938% due 10/31/05	2,973,952

	Total Food/Drug Retailers	4,110,134

Forest Products — 1.8%
981,279	Boise Cascade Corp., Term Loan D, 5.594% to 5.781% due 12/30/05	997,593
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 2.100% due 12/30/05	264,910
2,083,291	Term Loan B, 5.563% to 5.875% due 12/5/05	2,106,512
641,029	Term Loan C, 5.750% to 5.875% due 12/5/05	648,174

	Total Forest Products	4,017,189

Health Care — 0.3%
475,666	Alderwoods Group Inc., Term Loan B2, 5.480% to 6.058% due 3/15/06	482,801
270,246	AMN Healthcare Inc., Term Loan, 7.020% due 12/30/05	274,299

	Total Health Care	757,100

Health Care-Services — 6.0%
1,438,636	Colgate Medical, Ltd., Term Loan B, 6.010% to 6.030% due 12/30/05	1,453,023
3,181,499	Community Health Systems Inc., Term Loan, 5.610% due 11/30/05	3,228,228
342,639	Conmed Corp., Term Loan C, 6.069% due 10/24/05	348,064
1,361,580	Encore Medical IHC Inc., Term Loan B, 6.430% to 6.710% due 11/9/05	1,378,599
1,548,153	Hanger Orthopedic Group Inc., Term Loan B, 7.750% due 12/28/05	1,577,181
1,500,000	Lifecare Holdings Inc., Term Loan B, 6.090% due 10/5/05	1,487,344
552,484	Multiplan Inc., Term Loan, 6.530% due 12/30/05	560,944
849,971	Rotech Healthcare Inc., Term Loan B, 7.030% due 12/30/05	856,346
1,000,000	Triumph Healthcare Second Holdings Inc., 1st Lien Term Loan, 8.750% due 12/30/05	1,011,563
1,843,001	Vicar Operating Inc., Term Loan, 5.375% due 10/31/05	1,864,887

	Total Health Care-Services	13,766,179

See Notes to Financial Statements.

10         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

Home Furnishings — 2.2%
$992,500	Oreck Corp., Term Loan B, 6.780% due 12/30/05	$992,500
1,240,919	Sealy Mattress Co., Term Loan D, 5.540% to 5.620% due 12/1/05	1,256,236
	Simmons Co.:
274,076	Term Loan, 7.000% due 1/26/05	274,590
1,392,333	Tranche C, 5.750% to 8.250% due 1/30/06	1,414,378
977,500	Tempur-Pedic International Inc., Term Loan B, 5.740% due 12/30/05	989,108

	Total Home Furnishings	4,926,812

Hotels/Motels/Inns and Casinos — 6.9%
2,537,689	Alliance Gaming Corp., Term Loan B, 6.770% due 12/6/05	2,539,671
	Ameristar Casinos Inc.:
924,449	Incremental Term Loan, 5.813% due 10/31/05	930,226
1,580,433	Term Loan B1, 5.813% due 10/31/05	1,590,311
842,257	Boyd Gaming Corp., Term Loan B, 5.520% to 5.700% due 3/31/06	852,610
665,000	CCM Merger Inc., Term Loan B, 5.841% to 5.961% due 12/28/05	672,481
1,021,696	Choctaw Resort Development Enterprise, Term Loan, 5.910% to 6.450% due 3/31/06	1,033,828
1,608,757	Greektown Casino LLC, Term Loan D, 7.260% to 7.341% due 10/31/05	1,616,800
268,920	Green Valley Ranch Gaming, LLC, Term Loan B, 6.020% due 12/30/05	272,282
1,563,992	Isle of Capri Casinos BlackHawk LLC, Term Loan C, 6.800% to 7.260% due 12/29/05	1,582,565
	Pinnacle Entertainment Inc.:
301,058	Delayed Draw Term Loan, 6.850% to 8.750% due 10/31/05	303,301
347,354	Term Loan B, 6.850% due 10/31/05	350,502
	Venetian Casino Resorts LLC:
512,821	Term B Delayed Draw, 5.770% due 12/30/05	517,909
2,487,179	Term B Funded Loan, 5.770% due 12/30/05	2,511,857
1,000,000	Wembley Inc., First Lien Term Loan, 5.870% to 6.080% due 3/1/06	1,016,250

	Total Hotels/Motels/Inns and Casinos	15,790,593

Industrial Equipment — 2.9%
508,354	Douglas Dynamics LLC, Term Loan, 6.020% due 12/30/05	514,708
994,049	Enersys Inc., New Term Loan, 5.660% to 6.071% due 3/21/06	1,003,368
2,500,000	Flowserve Corp., Term Loan B, 5.813% due 12/30/05	2,537,813
496,250	Goodman Global Holdings Inc., Term Loan B, 5.875% due 10/3/05	504,004
1,175,655	Norcross Safety Products, LLC, Term Loan, 5.951% to 7.750% due 2/3/06	1,185,207
769,632	Penn Engineering & Manufacturing, Term Loan, 6.520% due 12/30/05	779,253

	Total Industrial Equipment	6,524,353

Insurance — 2.2%
2,544,090	Fidelity National Financial Inc., Term Loan B, 5.478% due 10/11/05	2,556,355
2,481,250	Hilb, Rogal & Hamilton Co., Term Loan B, 6.313% due 12/30/05	2,509,164

	Total Insurance	5,065,519

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         11

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

Leisure — 6.4%
$457,945	Detroit Red Wings Inc., Term Loan A, 6.270% due 12/30/05	$460,235
1,000,000	Hit Entertainment, Ltd., Term Loan B, 5.950% due 10/3/05	1,013,125
2,000,000	Mega Bloks Inc., Term Loan B, 5.563% to 5.625% due 11/30/05	2,027,500
1,995,000	Movie Gallery Inc., Term Loan B, 7.240% due 10/5/05	1,989,514
2,997,249	Regal Cinemas Inc., Term Loan, 6.020% due 12/30/05	3,031,906
1,986,244	Universal City Development Partners, L.P., Term Loan B, 5.600% to 6.030% due 12/30/05	2,014,383
522,500	Visant Corp., Term Loan C, 5.940% to 6.188% due 12/30/05	531,317
3,592,416	Warner Music Group, Term Loan, 5.520% to 5.860% due 11/30/05	3,638,069

	Total Leisure	14,706,049

Non-Ferrous Metals/Materials — 0.4%
49,995	Compass Minerals Group Inc., Term Loan B, 6.470% due 12/28/05	50,245
893,250	International Coal Group LLC, Term Loan, 6.430% due 10/11/05	899,205

	Total Non-Ferrous Metals/Materials	949,450

Oil & Gas — 3.9%
1,125,000	Alon USA Inc., Term Loan, 10.297% due 11/17/05	1,158,750
1,314,166	Dresser Inc., Term Loan C, 6.350% due 10/31/05	1,327,307
333,334	Hawkeye Renewables LLC, Term Loan, 6.925% due 2/24/06	332,084
358,575	Lyondell-Citgo Refining, L.P., Term Loan, 5.510% due 11/28/05	364,178
	Quest Cherokee LLC:
74,189	Additional Term Loan B, 8.500% due 11/8/05	74,374
203,156	L/C Facility, 8.144% due 10/3/05	203,664
1,608,902	Term Loan B, 8.610% to 9.750% due 12/30/05	1,612,925
	Regency Gas Services LLC:
300,000	2nd Lien Term Loan, 9.850% due 10/31/05	303,750
133,000	Term Loan B1, 6.720% to 6.780% due 12/30/05	135,244
893,250	Tranche B, 6.780% due 12/30/05	908,324
2,393,995	Semcrude, L.P., Term Loan, 6.121% to 7.750% due 12/30/05	2,426,912

	Total Oil & Gas	8,847,512

Publishing — 2.7%
	American Media Operation Inc.:
569,591	Term Loan C, 6.254% due 10/3/05	577,423
910,811	Term Loan C1, 6.254% due 10/3/05	923,335
1,797,748	Dex Media East LLC, Term Loan B, 5.320% to 5.600% due 11/8/05	1,811,511
2,932,944	Dex Media West LLC, Term Loan B, 5.320% to 5.600% due 11/8/05	2,955,349

	Total Publishing	6,267,618

Rail Industries — 0.5%
	RailAmerica Inc.:
119,438	CAD Term Loan, 5.875% due 11/23/05	121,653
1,010,385	Term Loan, 5.875% to 6.000% due 11/23/05	1,029,119

	Total Rail Industries	1,150,772

See Notes to Financial Statements.

12         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

Retailers — 0.7%
$420,383	Alimentation Couche-Tard Inc., Term Loan, 5.563% due 10/11/05	$425,637
1,161,305	TravelCenters of America Inc., Term Loan B, 5.620% to 5.770% due 12/30/05	1,175,277

	Total Retailers	1,600,914

Steel — 2.1%
	International Mills:
875,000	2nd Lien Term Loan, 9.420% due 10/3/05	888,125
2,878,250	Tranche C 1st Lien, 6.350% due 10/31/05	2,907,032
910,576	Techs, Term Loan, 6.770% to 8.750% due 12/30/05	911,715

	Total Steel	4,706,872

Technology Electronics — 0.9%
2,000,000	Aspect Software, 1st Lien Term Loan, 6.563% due 3/22/06	2,027,500

Telecommunications/Cellular Communications — 6.8%
333,333	AAT Communications Corp., 2nd Lien, 6.610% due 11/30/05	339,271
	Alaska Communications Systems Inc.:
90,000	Incremental Term Loan, 5.590% due 10/3/05	91,397
1,125,000	Term Loan, 6.020% due 12/30/05	1,142,461
810,341	Block Communications Inc., Term Loan B, 6.270% due 12/30/05	817,937
2,058,650	Centennial Cellular Operating Co., New Term Loan, 5.770% to 6.450% due 3/30/06	2,082,362
1,500,000	Cincinnati Bell Inc., Term Loan, 5.220% to 5.360% due 12/6/05	1,512,813
3,000,000	FairPoint Communications Inc., Term Loan B, 5.813% due 12/30/05	3,038,439
2,046,663	Hawaiian Telcom Communications Inc., Term Loan B, 6.280% due 12/30/05	2,072,566
1,500,000	Iowa Telecommunications Services Inc., Term Loan B, 5.290% to 5.770% due 12/30/05	1,522,032
750,000	Madison River Capital, LLC, Term Loan B, 6.220% due 10/6/05	762,656
1,220,000	Qwest Corp., Term Loan A, 8.530% due 11/14/05	1,260,921
520,675	SBA Senior Finance Inc., Term Loan D, 5.920% to 6.100% due 10/31/05	525,123
241,667	VALOR Telecom, Tranche B Replacement, 5.591% to 5.811% due 12/30/05	245,119

	Total Telecommunications/Cellular Communications	15,413,097

Utilities — 4.8%
3,000,000	Calpine Generating Co. LLC, 1st Priority Term Loan, 7.443% due 10/3/05	3,073,929
1,000,000	Centerpoint Energy Houston Electric LLC, Term Loan, 13.243% due 11/14/05	1,035,000
	La Paloma Generating Co.:
1,000,000	2nd Lien Term Loan, 7.520% due 12/30/05	1,019,792
63,714	Delayed Draw Term Loan, 5.770% due 12/30/05	64,591
131,148	L/C Facility, 5.359% due 10/19/05	132,951
800,000	Term Loan B, 5.770% due 12/30/05	811,000
	NRG Energy Inc.:
820,313	L/C Facility, 5.265% due 12/30/05	829,199
1,046,777	Term Loan B, 5.895% due 12/30/05	1,058,117
2,985,000	Reliant Energy Resources Corp., Term Loan, 6.089% to 6.205% due 10/26/05	3,004,456

	Total Utilities	11,029,035

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $188,716,741)	189,559,687

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         13

Schedule of Investments (September 30, 2005) (continued)

Face Amount	Security(a)(b)	Value

SHORT-TERM INVESTMENTS — 17.0%
Commercial Paper — 17.0%
$6,000,000	Barton Capital Corp., 3.770% due 10/12/05	$5,993,088
9,244,000	Chesham FNC/Chesham LLC, 3.910% due 10/3/05	9,241,992
5,539,000	Ebury Finance Ltd., 3.770% due 10/14/05	5,531,459
8,000,000	Fenway Funding LLC, 3.970% due 10/3/05	7,998,236
6,000,000	Morgan Stanley Dean Witter Co., 3.750% due 10/5/05	5,997,500
4,120,000	Victory Receivable Corp., 3.800% due 10/26/05	4,109,128

	TOTAL SHORT-TERM INVESTMENTS (Cost — $38,871,403)	38,871,403

	TOTAL INVESTMENTS — 100.0% (Cost — $227,588,144#)	$228,431,090

(a)	Interest rates represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity date represents the latest maturity date.
(c)	Security is currently in payment default.
#	Aggregate cost for federal income tax purposes is $227,820,432.

Abbreviations used in this schedule:
Term	— Term Loan typically with a 1st Lien on specified assets.
2nd Lien	— Subordinate Loan to 1st Lien
CAD	— Canadian
L/C Facility	— Letter of Credit Facility

Certain term loans have different letter designations which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

14         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (September 30, 2005)

ASSETS:
Investments, at value (Cost — $227,588,144)	$228,431,090
Receivable for securities sold	2,692,632
Interest receivable	1,344,507
Prepaid expenses	7,748

Total Assets	232,475,977

LIABILITIES:
Due to custodian	5,035,952
Investment advisory fee payable	293,770
Dividends payable to Auction Rate Cumulative Preferred Stockholders	119,123
Distributions payable	91,134
Payable for securities purchased	69,823
Directors’ fees payable	5,480
Accrued expenses	153,083

Total Liabilities	5,768,365

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000

Total Net Assets	$141,707,612

NET ASSETS:
Par value ($0.001 par value; 9,892,850 shares issued and outstanding; 50,000,000 common shares authorized.)	$9,893
Paid-in capital in excess of par value	146,483,656
Undistributed net investment income	788,661
Accumulated net realized loss on investments	(6,417,544)
Net unrealized appreciation on investments	842,946

Total Net Assets	$141,707,612

Shares Outstanding	9,892,850

Net Asset Value	$14.32

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         15

Statement of Operations (For the year ended September 30, 2005)

INVESTMENT INCOME:
Interest	$12,108,063
Dividends	659,528

Total Investment Income	12,767,591

EXPENSES:
Investment advisory fee (Note 2)	2,405,206
Auction participation fees (Note 5)	215,401
Audit fees	94,077
Shareholder reports	91,320
Directors’ fees	84,941
Transfer agent fees	73,621
Interest expense (Note 4)	72,798
Legal fees	51,605
Commitment fees (Note 4)	35,473
Custody fees	29,299
Stock exchange listing fees	21,427
Auction agency fees	15,992
Excise tax	14,620
Rating agency fees	11,807
Insurance	5,061
Miscellaneous expenses	10,002

Total Expenses	3,232,650

Net Investment Income	9,534,941

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	147,259

Net Realized Gain	147,259

Change in Net Unrealized Appreciation/Depreciation	51,514

Net Gain on Investments	198,773

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(2,469,256)

Increase in Net Assets From Operations	$7,264,458

See Notes to Financial Statements.

16         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended September 30,)

	2005	2004
OPERATIONS:
Net investment income	$9,534,941	$7,186,760
Net realized gain	147,259	35,309
Change in net unrealized appreciation/depreciation	51,514	4,135,987
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(2,469,256)	(1,133,931)

Increase in Net Assets From Operations	7,264,458	10,224,125

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(6,914,213)	(6,667,271)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(6,914,213)	(6,667,271)

FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	138,242	1,186,590

Increase in Net Assets From Fund Share Transactions	138,242	1,186,590

Increase in Net Assets	488,487	4,743,444
NET ASSETS:
Beginning of year	141,219,125	136,475,681

End of year*	$141,707,612	$141,219,125

* Includes undistributed net investment income of:	$788,661	$10,069

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         17

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.29	$13.93	$13.24	$14.15	$15.14

Income (Loss) From Operations:
Net investment income	0.96	0.73	0.75	0.90	1.22
Net realized and unrealized gain (loss)	0.02	0.42	0.81	(0.79)	(0.93)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.25)	(0.11)	(0.12)	(0.09)	—

Total Income From Operations	0.73	1.04	1.44	0.02	0.29

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—	—	—	(0.12)	—

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.70)	(0.68)	(0.75)	(0.81)	(1.26)
Net realized gains	—	—	—	—	(0.02)

Total Distributions	(0.70)	(0.68)	(0.75)	(0.81)	(1.28)

Net Asset Value, End of Year	$14.32	$14.29	$13.93	$13.24	$14.15

Market Price, End of Year	$13.05	$14.58	$14.45	$11.83	$12.82

Total Return	5.46%	7.55%	11.64%	(0.30)%	2.44%

Total Return, Based on Market Price Per Share	(5.80)%	5.79%	29.61%	(1.67)%	(4.33)%

Net Assets, End of Year (millions)	$142	$141	$136	$130	$138

Ratios to Average Net Assets:(1)
Gross expenses	2.27%	2.25%	2.40%	2.63%	4.57%
Net investment income	6.71	5.14	5.62	6.48	8.31

Portfolio Turnover Rate	81%	110%	55%	57%	23%

Auction Rate Cumulative Preferred Stock:(2)
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	$85,000	—
Asset Coverage Per Share	66,678	66,535	65,140	63,105	—
Involuntary Liquidating Preference Per Share(3)	25,000	25,000	25,000	25,000	—
Average Market Value Per Share(3)	25,000	25,000	25,000	25,000	—

(1)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(2)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share.
(3)	Excludes accrued or accumulated dividends.

See Notes to Financial Statements.

18         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), the Fund’s investment adviser, with the assistance of Citigroup Alternative Investments LLC (“CAI”), another indirect wholly-owned subsidiary of Citigroup and the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         19

Notes to Financial Statements (continued)

and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$14,620	—	$(14,620)
(b)	612,500	$(612,500)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of consent fees.

2.	Management Agreement and Other Transactions with Affiliates

SBFM acts as investment adviser to the Fund. The Fund paid SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage up through September 30, 2005. Effective October 1, 2005, the Fund will pay SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective July 1, 2005, SBFM has entered into a sub-investment advisory agreement with CAI. Prior to July 1, 2005, Travelers Asset Management International Company

20         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

LLC, served as the Fund’s Sub-adviser. Pursuant to the sub-investment advisory agreement, CAI is responsible for certain investment decisions related to the Fund. SBFM pays CAI a fee of 0.50% of the value of the Fund’s average daily net assets for the services CAI provides as sub-adviser. For purposes of calculating the sub-advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$170,092,178

Sales	194,037,567

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,301,784
Gross unrealized depreciation	(1,691,126)

Net unrealized appreciation	$610,658

4.	Commitments

The Fund has a three-year revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. This agreement terminates on May 31, 2006. The Fund pays a facility fee quarterly at 0.15% per annum for the three-year revolving credit agreement. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2005 was $72,798. At September 30, 2005 the Fund did not have any borrowings outstanding per this credit agreement.

5.	Auction Rate Cumulative Preferred Stock

As of September 30, 2005, the Fund had 3,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.900% to 3.815% during the year ended September 30, 2005. At September 30, 2005, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	3.770%	3.815%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGMI”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended September 30, 2005, CGMI earned $215,401 as a participating broker/dealer.

6.	Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2005	Year Ended September 30, 2004
Shares issued on reinvestment	9,635	83,041

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$9,383,469	$7,801,202

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$788,661

Total undistributed earnings	$788,661
Capital loss carryforward*	$(5,915,818)
Other book/tax temporary differences(a)	(269,438)
Unrealized appreciation/(depreciation)(b)	610,658

Total accumulated earnings/(losses) — net	$(4,785,937)

22         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

(*)	As of September 30, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2009	$(43,917)
9/30/2010	(224,102)
9/30/2011	(221,575)
9/30/2012	(5,010,233)
9/30/2013	(415,991)

$(5,915,818)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of consent fees.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1,

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

The Fund has received information from Citigroup Asset Management (“CAM”) concerning SBFM, an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission

24         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund. CAI, the new sub-investment adviser, will remain an indirect subsidiary of Citigroup and will continue to serve as the sub-investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment advisory contract with the adviser. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the fund for their approval.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Citigroup Investments Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citigroup Investments Corporate Loan Fund Inc. as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Citigroup Investment Corporate Loan Fund Inc. as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2005

26         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)

At a special meeting of the shareholders of the Fund held on May 31, 2005, the shareholders of the Fund voted to approve a new sub-investment advisory agreement among SBFM, the Fund and CAI. The results of the vote are set forth below:

	Common Shares	Preferred Shares
For	8,713,315	3,220
Against	59,756	8
Abstain	78,414	5

Total	8,851,485	3,233

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         27

Board Approval of Management Agreement (unaudited)

The Citigroup Investments Corporate Loan Fund Inc.

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Citigroup Alternative Investments LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session separate from representatives of the Manager and Sub-Adviser. The Independent Directors requested and received information from the Manager and Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-Adviser. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, new Agreements permitting the Manager and Sub-Adviser to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason.

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager and Sub-Adviser under the respective Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board members also considered the Manager’s supervisory activities over the Sub-Adviser. The Board noted information received at regular meetings throughout the year related to

28         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

the services rendered by the Manager and Sub-Adviser about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the investment management and other capabilities of the Manager and Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and Sub-Adviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end funds classified as “leveraged loan participation funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed below the median for the one- and three-year periods, but performed better than the median for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance was slightly below the Lipper category average during the second quarter. The Board noted that when comparing the Fund’s performance with that of the funds in the Performance Universe on a gross-return basis, the Fund’s performance was in the top quartile for each of the one-, three- and five-year periods. The Board members then discussed with the Fund’s portfolio managers their portfolio management strategy and the performance results of the Fund. The Board members noted that the portfolio managers are very experienced with an excellent long-term track record, and expressed their confidence in the Fund’s portfolio management team. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) on the Fund’s Common Assets and Common and Leveraged Assets payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. The Board also reviewed and considered the actual fee rate on the Fund’s Common Assets exclusive of Leveraged Assets (the “Actual Management Fee”).

Additionally, the Board received and considered information comparing the Fund’s Contractual and Actual Management Fees and the Fund’s overall expense ratios for Common Assets and Common and Leveraged Assets with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of

30         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratios to its Expense Group, consisting of five closed-end funds (including the Fund) classified as “leveraged loan participation funds” by Lipper, showed that the Fund’s Contractual Management Fees on the Fund’s Common Assets and Common and Leveraged Assets were at the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s Actual Management Fee was slightly higher than the median of management fees paid by the other funds in the Expense Group based on Common Assets. The Board noted that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group based on Common Assets and Common and Leveraged Assets.

After discussion with the Board, the Manager offered to reduce the Contractual Management Fee from 1.05% to .80% of the value of the Fund’s managed assets.

Taking all of the above into consideration, the Board determined that the management fee (particularly with the Manager’s agreement to reduce the Contractual Management Fee rate) was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s agreement to reduce its management fee and the effect such reduction would have on the Manager’s profitability managing the Fund. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s agreement to reduce its fee and the effect such reduction would have on the total expense ratio of the Fund. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Approval of the New Agreements

The Board, including the Independent Directors, approved new Agreements to take effect if shareholders approve the new Agreements and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreements. The Board also considered the following:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board members that it intends to combine the fixed income investment operations of CAM (which would not include the investment management team of the Sub-Adviser) with those of Western Asset;

(iii) that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager and Sub-Adviser, including compliance services and no change to the division of responsibilities between the Manager and Sub-Adviser and the services provided by each of them;

(iv) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

32         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(v) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered; and

(vi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreements, but will remain the same.

Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and Sub-Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Manager and Sub-Adviser to provide those services. The Board members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees, investment and trading platforms, and other resources. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreements.

In evaluating the costs of the services to be provided by the Manager and Sub-Adviser under the new Agreements and the profitability to the Manager and Sub-Adviser resulting from their relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager and Sub-Adviser from their relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreements that the level of profitability from their relationship with the Fund was not excessive.

In evaluating the fall-out benefits to be received by the Manager and Sub-Adviser under the new Agreements, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreements. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

In reviewing the Transaction, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions were necessary at this time.

Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

34         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Citigroup Investments Corporate Loan Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Class III Director	Since 1992	Professor, Harvard Business School	48	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Class I Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deargrass Way Carlsbad, CA 92009 Birth Year: 1927	Class II Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Class II Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Class III Director	Since 1995	President, W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Class III Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys	7	None

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Class I Director/ Chairman, also serves as President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

36         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Glenn N. Marchak 399 Park Avenue 7th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 1998	Managing Director and Senior Portfolio Manager of Citigroup Alternative Investments LLC; Senior Vice President of Travelers Asset Management International Company LLC (from 1998-2005)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer, TIA (from 2002 to 2005)	N/A	N/A

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A
*	Directors are elected for a term of three years.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         39

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Inc. (“Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

40         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by telephone at 1-800-331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report         41

Important Tax Information (unaudited)

6.42% of the net investment income distributions paid monthly by the Fund from January 1, 2005 to September 30, 2005 represents both qualified dividend income for individuals and qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

42         Citigroup Investments Corporate Loan Fund Inc. 2005 Annual Report

Citigroup Investments Corporate Loan Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and
Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Steven Frank

Controller

Andrew Beagley

Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

Smith Barney Fund
    Management LLC

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust     Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of Citigroup Investments Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

FD01804 11/05	05-9332

CITIGROUP INVESTMENTS

CORPORATE LOAN FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-735-6507, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2004 and September 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,000 in 2004 and $47,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $32,000 in 2005. These services rendered in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’s Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Citigroup Investments Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,500 in 2004 and $5,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Citigroup Investments Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Citigroup Investments Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Citigroup Investments Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Citigroup Investments Corporate Loan Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Citigroup Investments Corporate Loan Fund Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Citigroup Investments Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Citigroup Investments Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchinson

George Pavia

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit	99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Citigroup Investments Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 8, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 8, 2005